UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2007

Double Eagle Petroleum CO.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Overland Trail, P.O. Box 766, Casper, Wyoming		82602
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3072379330

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) On December 5, 2007, Lonnie Brock, the Chief Financial Officer of Double Eagle Petroleum Co. (the "Company"), resigned as Chief Financial Officer, effective December 31, 2007, in order to accept a position with another company. Mr. Brock did not resign due to any disagreement with the Company, or because of any improprieties or any other matter relating to the Company’s operations, policies or practices.

On December 10, 2007, Stephen Hollis notified the Company’s Board of Directors that he desires to resign from his position as CEO and Chairman as of December 31, 2007 and that he is willing to continue as an employee to provide advise and expertise concerning the Company’s operations through December 31, 2008. Mr. Hollis will continue as a member of the Company’s Board of Directors. Mr. Hollis did not resign as CEO due to any disagreement with the Company, or because of any improprieties or any other matter relating to the Company’s operations, policies or practices.

(c) On December 11, 2007, the Company announced the appointment of Kurtis Hooley, age 43, to the position of Chief Financial Officer, effective December 31, 2007. Mr. Hooley has served in differing capacities for the Company since 2004, including his latest position as the Director of Business Development and Financial Planning and as an external consultant for the implementation of internal controls. Prior to joining Double Eagle as the Director of Business Development and Financial Planning, Mr. Hooley served from 2003 to 2006 as the President of MKH Enterprises, a consulting firm primarily focused on the implementation of Sarbanes Oxley, internal control procedures and technical accounting pronouncements. From 2001 to 2003, Mr. Hooley was the Managing Director of Hain Celestial Canada, the parent company of Vancouver-based Yves Veggie Cuisine, a manufacturer and distributor of vegetarian alternative cuisine. From 1999 to 2001, Mr. Hooley served as the Director of Finance for Celestial Seasonings. Prior to 1999, Mr. Hooley served in a number of accounting capacities with Arthur Andersen LLP, most recently as an Experience Audit Manager. Mr. Hooley is a Certified Public Accountant with a Bachelor of Science in Accounting from Regis University.

The Company anticipates that employment compensation terms for Mr. Hooley will be finalized within the next several weeks.

(d) Not applicable.

(e) Not applicable.

Item 7.01 Regulation FD Disclosure.

On December 11, 2007, the Company issued two press releases, which are attached to this Current Report on Form 8-K as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release, "Double Eagle Petroleum Announces New CFO and Other Management Changes," dated December 11, 2007.

99.2 Press Release, "Double Eagle Petroleum Announces Conference Call," dated December 11, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum CO.

December 11, 2007	By:	/s/ Lonnie R. Brock

Name: Lonnie R. Brock
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release "Double Eagle Announces New CFO and Other Management Changes," dated December 11, 2007.
99.2	Press Release "Double Eagle Petroleum Announces Conference Call," dated December 11, 2007.